UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2021

Curis, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 Spring Street, Building C - Suite 500, Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Stock Incentive Plan

On May 27, 2021, Curis, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), as a virtual web conference at www.virtualshareholdermeeting.com/CRIS2021, at which a quorum was present by proxy.

At the Annual Meeting, the Company’s stockholders approved the Company’s Fourth Amended and Restated 2010 Stock Incentive Plan (the “Fourth Amended and Restated 2010 Plan”) to reserve an additional 11,000,000 shares of common stock, $0.01 par value per share, of the Company (the “common stock”) for issuance under the plan, increasing the total number of shares of common stock authorized for issuance thereunder from 12,190,000 shares to 23,190,000.

The foregoing description of the Fourth Amended and Restated 2010 Plan does not purport to be complete. The more fulsome description of the Fourth Amended and Restated 2010 Plan contained on pages 61 to 71 of the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 14, 2021 (the “Proxy Statement”), is incorporated herein by reference. Both such descriptions are qualified in their entirety by reference to the full text of the Fourth Amended and Restated 2010 Plan, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of the Company’s common stock from 151,875,000 shares to 227,812,500 shares. The additional common stock authorized by the Certificate of Amendment has rights identical to the Company’s currently outstanding common stock. The Company filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on May 28, 2021.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in the Proxy Statement:

1: The following nominees were elected to the Company’s Board as Class I directors for terms of three years expiring at the 2024 annual meeting of stockholders:

Name	For	Withheld	Broker Non-Votes
James E. Dentzer	49,105,787	1,780,377	14,317,166
Lori A. Kunkel, M.D.	49,017,184	1,868,980	14,317,166

2: The Company’s Fourth Amended and Restated 2010 Stock Incentive Plan was approved:

For	Against	Abstain	Broker Non-Votes
38,575,815	12,230,821	79,528	14,317,166

3: An amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 151,875,000 shares to 227,812,500 shares was approved:

For	Against	Abstain
64,073,314	1,021,961	108,055

4: A nonbinding advisory proposal on the compensation of the Company’s named executive officers was approved:

For	Against	Abstain	Broker Non-Votes
50,095,511	709,175	81,478	14,317,166

5: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified:

For	Against	Abstain
65,127,903	43,731	31,696

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Curis, Inc.

99.1	Fourth Amended and Restated 2010 Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: June 2, 2021	By:	/s/ James E. Dentzer
James E. Dentzer
President and Chief Executive Officer